                                POWER OF ATTORNEY

     The undersigned, Thomas R. McCully, hereby constitutes and appoints Mary Jo

David  and  Randolph  F.  Williams,  or  either  of them,  his  true and  lawful attorneys-in-fact  and agents,  from the date  hereof  until such  authority  is terminated by me in writing, with full power of substitution and resubstitution,

for him and in his name, place and stead, in any and all capacities, to sign any report filed pursuant to Section 16 of the  Securities  Exchange Act of 1934, as

amended,  including any Form 3 - Initial  Statement of  Beneficial  Ownership of

Securities, Form 4 - Statement of Changes in Beneficial Ownership of Securities,

Form 5 - Annual Statement of Changes in Beneficial  Ownership,  or any Form ID -

Uniform  Application For Access Codes to File on Edgar,  required to be filed by the  undersigned  with respect to the his beneficial  ownership of securities of

LSB Financial  Corp.  (the  "Company"),  and to file the same, with all exhibits thereto,  with the  Securities  and Exchange  Commission  (or other  appropriate governmental  authority for such purpose) and any national stock market on which the Company's securities are listed,  granting unto said  attorneys-in-fact  and agents full power and  authority  to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact and agents, or a substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     Executed as of this 13th day of June, 2006.

                                         /s/ Thomas R. McCully

                                         ---------------------------------------

                                         Thomas R. McCully

STATE OF INDIANA      )

                      )  SS:

COUNTY OF TIPPECANOE  )

     Before me, the undersigned  Notary Public in and for said State and County,

personally  appeared Thomas R. McCully,  and acknowledged to me to be the person who executed the foregoing  Power of Attorney as his act and deed, this 13th day of June, 2006.

                                         /s/ Dana L. Morton

                                         ---------------------------------------

                                         Notary Public

                                         Dana L. Morton

                                         ---------------------------------------

                                         Printed Name

                                         Tippecanoe

                                         ---------------------------------------

                                         County of Residence

My Commission Expires:   Nov. 17, 2012